SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event r       15-May-02

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF MARCH 27, 2002, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2002-C)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                     333-73712                   95-4596514
(State or Other             (Commission                 (I.R.S. Employer
Jurisdiction of             File Number)                Identification
Incorporation)                                          Number)



4500 Park Granada, Calabasas, CA                        91302
(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including818-225-3240

Item 5.  Other Events

On                 15-May-02a scheduled distribution was made from the
      trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                   15-May-02The Monthly Report is filed pursuant to and
      in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.    Monthly Report Information:
      See Exhibit No.1

B.    Have any deficiencies occurred?   NO.
                            Date:
                            Amount:

C.    Item 1: Legal Proceedings:                        NONE

D.    Item 2: Changes in Securities:                    NONE

E.    Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.    Item 5: Other Information - Form 10-Q, Part II -
      Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

      Exhibit No.

1. Monthly Distribution Report dated           15-May-02

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-C

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                             15-May-02


      Beginning Certificate
Class Balance(1)            Principal   Interest
Note       1,150,000,000.00 7,787,153.51   3,388,826.39


                                        Ending Certificate
Class Cusip                 Losses      Balance
Note  126671 PR1                   0.00 1,142,212,846.49

      AMOUNTS PER $1,000 UNIT


Class Principal             Interest    Total
Note              6.77143783  2.94680556      9.71824339



        Ending Certificate              Current Pass-Through
Class        Balance           Losses   Interest Rate
Note            993.22856217   0.00             2.16500%


Investor Certificate Rates based on a LI        1.92500%


Distribution Date:             15-May-02

      Distribution Statement
      Sale and Servicing Agreement dated March 27, 2002


(i)   Investor Floating Allocation Percentage              100.00000%

(ii)  Investor Distribution Amount                      11,299,719.90
(iii) Note Interest                                              3,388,826.39
      Note Interest not payable,
           due to insufficient Investor Interest Collect        0.00
(iv)  Unpaid Investor Interest Shortfall paid                   0.00
      Per $1000 of Original Investor Principal Balance      0.000000

(v)   Remaining Unpaid Investor Interest Shortfall              0.00
      Per $1000 of Original Investor Principal Balance      0.0000000

(vi), Principal Distributed
      Investor Loss Amount paid as principal                    0.00
      Investor Loss Reduction Amounts paid as principal         0.00
      Accelerated Principal Distribution Amount                 0.00
      Scheduled Principal Collections Payment Amount    7,787,153.51
      Guaranteed Principal Distribution Amount                  0.00
      Total Principal Distributed                       7,787,153.51

(viii)Unreimbursed Investor Loss Reduction Amounts              0.00
      Per $1000 of Original Investor Principal Balance      0.0000000

(ix)  Basis Risk Carryforward Distributed                       0.00

(x)   Basis Risk Carryforward Remaining                         0.00

(xi)  Servicing Fee                                       373,617.08
      Accrued and Unpaid Servicing Fees from Prior Perio        0.00

(xii) Invested Amount (before distributions)            1,150,000,000.00
      Invested Amount (after distributions)             1,142,212,846.49
      Investor Certificate Principal Balance (after dist1,142,212,846.49
      Loan Factor                                           0.0000000

(xiii)Asset Balance of Mortgage Loans                   1,124,220,788.43

(xiv) Credit Enhancement Draw Amount                            0.00

(xv)  Delinquency Information
                               Count        Balance     % of Group Bal
      30-59 days                     67    1,493,562.19     0.132853%
      60-89 days                      7      244,615.75     0.021759%
      90 or more days                 1       13,163.69     0.001171%
      Total                          75    1,751,341.63     0.155783%
The above statistics do not include loans in foreclosure or REO properties.


      Bankruptcy                       2                    0.001554%

(xvi) Foreclosure and REO Information

                               Count        Balance     % of Group Bal
      Foreclosure                     0            0.00     0.000000%
      REO                             0            0.00     0.000000%
      Total                           0            0.00     0.000000%


(xvii)Optional Servicer Advances (Current Collection Per        0.00
      Optional Servicer Advances (Outstanding)                  0.00

(xviiiNote Rate                                             2.165000%

(xix) Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
      Count                                                        0
      Principal Balance                                         0.00

(xx)  Subordinated Transferor Collections                       0.00

(xxi) Overcollateralization Step-Down Amount                    0.00

(xxii)Available Transferor Subordinated Amount                  0.00
      Required Transferor Subordinated Amount           5,660,039.71
      Interest Collections (non-Investor)                       0.00
      Transferor Principal Collections                          0.00

(xxiiiMortgage Loans for which the Mortgage Loan File was not delivered to the Indenture Trustee within 30 days of the Closing Date
      Number
      Balance


Other information

Transferor Principal Balance (Beginning)             (17,992,058.06)
Transferor Principal Balance (Ending)                (17,992,058.06)
Investor Fixed Allocation Percentage                100%
Periods until Step-Down Remi                         30

Mortgage Loans Payment Summary
Interest Received                          2,947,380.43
Net Liquidation Proceeds (Allocable to I           0.00
Insurance Proceeds (Allocable to Interes           0.00
Servicer Optional Advance (Allocable to            0.00
Purchase Price per Sect. 2.02 (a) (Alloc           0.00
Purchase Price (90+ Day Delinq) (Allocab           0.00
Residual Advance                             938,803.04
Total Interest                             3,886,183.47
Investor Interest Collections              3,512,566.39

Begining Balance                         896,680,992.63
Principal Collections                     55,104,647.12
Net Liquidation Proceeds (Alloc. to Prin           0.00
Insurance Proceeds (Alloc. to Principal)           0.00
Purchase Price per Sect. 2.02 (a) (Alloc           0.00
Purchase Price (90+ Day Delinq) (Alloc.            0.00
Loans Removed from the Trust by the Serv           0.00
Transfer Deposit Amount per Sect. 2.02 (           0.00
Total Principal                           55,104,647.12

Additional Balances                       47,317,493.61
Ending Principal Balance                1,124,220,788.43
Total Collections                         58,617,213.51
Alternative Principal Payment              7,787,153.51

Loans Average Daily Balance             1,131,268,275.91

Weighted Average Loan Rate                     4.120223%
Weighted Average Net Loan Rate                 3.490223%
Maximum Rate                                   3.442412%

Excess Interest                                0.00

Loan Modification Summary               Current         Cumulative
Loans with Senior Lien Balance Modificat           0.00         0.00
Loans with Senior Lien Balance Modificat      62,398.63    62,398.63
Loans with Credit Limit Modification               0.00         0.00
Loans with Gross Margin Modification               0.00         0.00

Credit Enhancer Information                        0.00
Amount due to Credit Enhancer from Prepa           0.00
MBIA Surety Bond in force?              YES
Credit Enhancement Draw Amount                     0.00
Guaranteed Principal Payment Amount                0.00
Guaranteed Distribution                    3,388,826.39
Credit Enhancement Premium                   123,740.00

Required O/C Amount                        5,660,039.71
Beginning O/C Amount                               0.00
Ending O/C Amount                                  0.00
Ending O/C Amount (% of Original Pool Ba           0.00

Liquidation Loss Amount (Current Period)           0.00
Liquidation Loss Amount (Cumulative)               0.00


Rolling Six Month Delinquency Test ViolaYES
Monthly Delinquency Rate                       0.028748%
Rolling Six Month Delinquency Rate             0.028748%
Spread Rate                                    1.325223%
Excess Spread Rate                             1.325223%

Required Subordinated Percentage                   1.50%
Balance used for Required Subordinated AInitial Balance
Initial Subordinated Amount              (17,992,058.06)
Can Required Transferor Subordinated AmoNO
Has a Rapid Amortization Event occurred?NO
Cause of Rapid Amortization Event.      NA
Has an Event of Servicing Termination ocNO
Cause of Event of Servicing Termination.NA

Cut-off Asset Balance of Additional
Home Equity Loans acquired by the Trust 235,326,949.34


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CWABS, INC.

                                        By: /s/ Barbara Grosse
                                        Name:  Barbara Grosse
                                        Title: Vice President
                                        Bank One

Dated:               5/15/02